Exhibit 99.1
Harris Corporation to Acquire CapRock Communications,
a Global Provider of Mission-Critical, End-to-End
Managed Communications Services
MELBOURNE, FL/HOUSTON, TX, May 21, 2010 — Harris Corporation (NYSE:HRS), an international communications and information technology company, has entered into a definitive agreement to acquire CapRock Communications, a global provider of mission-critical managed satellite communications solutions for the energy, government and maritime industries.
Established in 1981, CapRock provides its customers with secure, highly-reliable managed communication services including broadband Internet access, voice over IP, networking and real-time video delivered to harsh and remote locations around the world. CapRock managed network solutions include multiband, portable and fixed satellite communications services supported by its teleports and network operations centers around the globe. CapRock designs, implements and operates these sophisticated, end-to-end managed network solutions under long-term contracts.
Under the terms of the agreement, Harris will purchase privately held CapRock for $525 million in cash, subject to post-closing adjustments. CapRock’s audited financial statements for calendar year 2009 included revenue of $359 million; earnings before interest, taxes, depreciation and amortization (EBITDA) of $54 million; and operating income of $28 million. The acquisition is expected to be slightly accretive to Harris earnings in fiscal year 2011, excluding acquisition-related charges, and a more significant contributor to earnings in fiscal year 2012. The transaction is subject to customary regulatory reviews, FCC license approvals, and closing conditions, and it is expected to close during the first quarter of fiscal 2011. Harris will finance the acquisition using a combination of cash on hand, commercial paper, and borrowings under its committed credit facilities.

“Acquiring CapRock expands our international presence and customer base, while increasing the breadth of our assured communications® offerings. We see increasing demand for outsourced managed communications services that include secure high-availability networks, creating growth opportunities across a variety of markets,” said Howard L. Lance, chairman, president and CEO of Harris. “The acquisition provides an entry into the energy market, while expanding our present offering for the government and maritime markets to include managed satellite communications solutions. CapRock is a facilities-based global service provider that has made significant strategic investments in a self-owned and operated infrastructure to support demanding customer requirements. CapRock is a very successful company that shares our passion and commitment to mission-critical communications. It has an experienced management team with a track record of double-digit growth and profitability.”
CapRock supports a wide range of customers in the energy, maritime and government industries, including Chevron, Diamond Offshore, ExxonMobil, Halliburton, MODEC, Shell, Transocean, KBR, Green Reefers, Gulf Offshore, Seatrans, Oceaneering, Subsea 7, the U.S. Department of Defense, Department of Homeland Security and other federal civilian agencies.
Headquartered in Houston, Texas, CapRock has over 700 employees located primarily in Houston, Washington, D.C., the U.K., Brazil, and Indonesia. CapRock’s strong U.S. and international presence includes four international teleports, four 24x7 network operations centers, eleven field dispatch and customer service centers, and service on more than 50 satellites. The company supports over 2,000 customer sites in over 120 countries around the world.
Peter Shaper, CapRock CEO, said, “The combination of CapRock and Harris will provide both commercial and government customers with a new, stronger offering to address their needs for mission-critical communications services. Bringing these two companies together will give our customers access to a combined breadth of services, depth of expertise, and unparalleled customer commitment. We are excited about this opportunity for our customers and our employees.”
Harris will host a live audio webcast and conference call on Monday, May 24, at 6:30 p.m., ET in conjunction with its annual Analyst Meeting being held in Rochester, New York. The webcast and conference call will include a discussion of the above acquisition as part of presentations on the company’s business strategy and financial performance by Howard L. Lance, chairman, president and CEO, and Gary L. McArthur, senior vice president and chief financial officer. Interested individuals are invited to listen to the call by using a dial-in number: (866) 730-5766, access code: 43143804. The conference call also will be broadcast live via the Internet at http://www.harris.com. A replay of the teleconference will be available beginning at 9:30 p.m., Eastern Time, and will run until midnight, Eastern Time, on Monday, May 31. To access the replay, please call (888) 286-8010, access code: 80727059. A recording of the call will also be available on the Harris website beginning at 8:30 p.m., Eastern Time, on May 24.

About Harris Corporation
Harris is an international communications and information technology company serving government and commercial markets in more than 150 countries. Headquartered in Melbourne, Florida, the company has approximately $5 billion of annual revenue and more than 15,000 employees — including nearly 7,000 engineers and scientists. Harris is dedicated to developing best-in-class assured communications® products, systems, and services. Additional information about Harris Corporation is available at www.harris.com.
About CapRock Communications
With nearly three decades of experience, CapRock Communications is a premier global satellite communications provider for the energy, maritime, government, engineering and construction and mining industries as well as for disaster recovery services. The company uses the latest field-proven satellite technologies to deliver highly-reliable managed communications services, including broadband Internet, voice over IP, secure networking and real-time video, to the world’s harshest and most remote locations. CapRock delivers on its promise to be the market’s reliability leader by leveraging best-of-breed partnerships, technical expertise and a robust global infrastructure that includes four self-owned and operated teleports and eleven regional support centers across North America, Central and South America, Europe, West Africa and Asia Pacific. CapRock is a portfolio company of ABRY Partners and its affiliates, a Boston-based media, communications, business and information services focused private equity investment firm. More information about CapRock is available at www.CapRock.com.
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Forward-Looking Statements
Statements in this press release that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements in this release include but are not limited to: anticipated timing of the closing of the acquisition of CapRock and satisfaction of the conditions to closing, the impact of the acquisition on Harris earnings, and statements regarding outlook, including revenue and growth opportunities. The company cautions investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. The company’s consolidated results and the forward-looking statements could be affected by many factors, including but not limited to: the loss of our relationship with the U.S. government or a shift in U.S. government funding; potential changes in U.S. government or customer priorities; risks inherent with large long-term fixed-price contracts, particularly the ability to contain cost overruns; financial and government and regulatory risks relating to international sales and operations; our ability to continue to develop new products that achieve market acceptance; the consequences of future geo-political events; strategic acquisitions and the risks and uncertainties related thereto, including our ability to manage and integrate acquired businesses; performance of our subcontractors and suppliers; potential claims that we are infringing the intellectual property rights of third parties; the successful resolution of patent infringement claims and the ultimate outcome of other contingencies, litigation and legal matters; customer credit risk; risks inherent in developing new technologies; changes in our effective tax rate; the potential impact of natural disasters or other disruptions on our operations; changes in future business conditions that could cause business investments and/or recorded goodwill to become impaired; and the recession in the United States and general downturn in the global economy. Further information relating to factors that may impact the company’s results and forward-looking statements are disclosed in the company’s filings with the SEC. The forward-looking statements contained in this release are made as of the date of this release, and the company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
Editors Note: A high-resolution photo of Howard Lance is available at
http://www.harris.com/harris/whats_new/Lance.jpg. A high-resolution photo of Peter Shaper is available at http://www.harris.com/harris/whats_new/Peter.JPG. A high-resolution photo of Harris Corporation’s headquarters campus is available at
http://www.harris.com/harris/whats_new/Teleport_P9180579.JPG.
A high-resolution photo of CapRock Communication’s headquarters is available at
http://www.harris.com/harris/whats_new/Building_exterior_front.JPG.